Putnam Capital Manager Trust

   Prospectus     - MAY 1,    1995, as revised SEPTEMBER 22,
1995

Putnam Capital Manager Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios (collectively, the "Funds") for purchase by separate accounts of various insurance companies. The Funds, which have different investment objectives and policies, offered by this Prospectus
are:          PCM Growth and Income Fund,         PCM New
Opportunities         Fund and PCM Voyager Fund.

This Prospectus explains concisely information about the Trust
and should be read in conjunction with the    prospectus     for
the separate account of the variable annuity or variable life insurance product that accompanies this Prospectus. Please read it carefully and keep it for future reference. Investors can find more detailed information about the Trust in the May 1, 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement, call Putnam Investor Services at 1-800-521-0538. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SHARES OF THE FUNDS ARE PRESENTLY AVAILABLE AND ARE BEING
MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE
ANNUITY CONTRACT AND VARIABLE LIFE INSURANCE POLICY SEPARATE
ACCOUNTS OF VARIOUS INSURANCE COMPANIES.

What you need to know

ABOUT THE TRUST                                               E3

Financial highlights                                          E3
The Trust                                                     E7
Investment objectives and policies of the Funds               E7
Common investment policies and techniques                     E13
How performance is shown                                      E20
How the Trust is managed                                      E21
Organization and history                                      E22

ABOUT YOUR INVESTMENT                                         E23

Sales and redemptions                                         E24
How the Trust values its shares                               E25
How distributions are made; tax information                   E25
Financial information                                         E26

ABOUT PUTNAM INVESTMENTS, INC.                                E26

        About the Trust

FINANCIAL HIGHLIGHTS

The tables on the following pages present per share financial information for the life of each Fund. This information has been audited and reported on by the Trust's independent accountants. The Report of Independent Accountants and financial statements included in the Trust's Annual Report to shareholders for the 1994 fiscal year are incorporated by reference into this Prospectus. The Trust's Annual Report, which contains additional
unaudited performance information,    is     available without
charge upon request.

Financial         Highlights
(For a share outstanding throughout the period)

                  Investment Operations
                 Net                                 Less
              Realized and                       Distributions From:
              Net       Unrealized     Total from        Net      Net Realized
Year (period)Net Asset Value Investment Gain (Loss) on Investment Investment
      Gain on
ended Beginning of Period  Income Investments Operations Income      Investments

PCM Voyager Fund
December 31, 1994 $22.41  $.07 $ .14    $ .21        $(.05)         $(.37)
December 31, 1993 19.21   .04   3.50           3.54         (.07)          (.27)
December 31, 1992 17.94   .07   1.72         1.79         (.08)          (.44)
December 31, 1991(a) 12.58 .11  5.61       5.72         (.12)          (.24)
December 31, 1990 13.00   .18  (.45)          (.27)        (.06)          (.09)
December 31, 1989 10.30  .12   3.20           3.32         (.16)          (.46)
December 31, 1988*(a)10.00 .13  .17            .30            -              -

PCM Growth and Income Fund
December 31, 1994 $17.38 $.50   $(.48)   $ .02         $(.38)         $(.58)
December 31, 1993 15.93   .38   1.83     2.21          (.39)          (.37)
December 31, 1992 15.33   .39  1.04       1.43          (.42)          (.41)
December 31, 1991 13.51  .43    2.09      2.52          (.53)          (.17)
December 31, 1990 13.41  .55 (.29)      .26          (.05)          (.11)
December 31, 1989 12.00     .45  2.04      2.49          (.60)          (.48)
December 31, 1988*(a) 10.00  .42 1.58     2.00            -              -

PCM New Opportunities Fund
December 31, 1994** $10.00   $-  $  .82    $ .82           $-             $-

                                                                       Ratio of
                                    Total        Net                      Net
                        Net AssetInvestment    Assets,     Ratio of   Investment
                         Value,   Return at    End of     Expenses to  Income to
Total     End of   Net Asset  Period (in   Average Net Average Net   Portfolio
Distributions Period  Value(%)(c) thousands) Assets(%)  Assets(%)   Turnover(%)
$(.42)           $22.20        1.04  $1,026,972   .71             .40
 62.44
 (.34)            22.41       18.70675,198               .66      .33
    55.85
 (.52)            19.21       10.36317,225               .75      .56
  48.17
 (.36)            17.94       46.09156,741               .81      .78
   55.04
(.15)            12.58      (2.03) 48,414               .88     1.58
  93.65
(.62)            13.00       32.38                   39,998   .82
          1.93        91.82
  -            10.30     2.98(d)  7,981           1.35(d)     1.44(d)
  103.99(d)

$(.96) $16.44   0.35        $1,907,380   .62            3.64        46.43
(.76)  17.38   14.27                1,407,382   .64            3.49        62.63
(.83)  15.93        9.75641,508               .69     3.79        39.58
(.70) 15.33       19.05325,861               .72     4.37        37.94
(.16)  13.51        1.96155,942               .75     5.02        49.39
(1.08) 13.41 21.30 100,335  .74  5.73 73.40  -  12.00    19.89(d) 26,205.92(d)
           4.08(d)     37.94(d)
$-  $10.82     8.20(d) $68,592       .47(b)(d)      .03(b)(d)  32.77(d)

* For the period February 1, 1988 (commencement of operations) to December 31, 1988.
**   For the period May 2, 1994 (commencement of operations) to December
31, 1994.
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects an expense limitation in effect during the period. As a result of expense limitations, expenses of PCM New Opportunities Fund for the period ended December 31, 1994 reflect a reduction of less than $0.02 per share.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)          Not annualized.

THE TRUST

The Trust is designed to serve as a funding vehicle for insurance separate accounts associated with variable annuity contracts and variable life insurance policies. The Trust presently serves as the funding vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of various insurance companies. You should consult the prospectus issued by the relevant insurance company for more information about a separate account. Shares of the Trust are offered to these separate accounts through Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for the Trust.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Each Fund of the Trust has a different investment objective or objectives which it pursues through separate investment policies as described below. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. For more information about the investment strategies employed by the Funds, see "Common investment policies and techniques." The investment objectives and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. As a matter of policy, the Trustees would not materially change the investment objective or objectives of a Fund without shareholder approval. There is no assurance that any Fund will achieve its objective or objectives.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for insurance company separate accounts or for other insurance products. In addition, the Trustees may, subject to any necessary regulatory approvals, eliminate any Fund or divide any Fund into two or more classes of shares with such special or relative rights and privileges as the Trustees may determine.

Glossary

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under "Common investment policies and techniques."

"Putnam Management" --            Putnam Investment Management, Inc.,
                                      the Trust's investment manager

"S&P" --           Standard & Poor's Corporation

"Moody's" -- Moody's Investors Service, Inc.

"U.S. Government Securities"--   Debt     securities issued or
                                  guaranteed by the U.S. government, by
                                  various of its agencies, or by various
                                  instrumentalities established or
                                  sponsored by the U.S. government.
                                  Certain U.S. Government Securities,
                                  including U.S. Treasury bills, notes
                                  and bonds, mortgage participation
                                  certificates guaranteed by Ginnie Mae,
                                  and Federal Housing Administration
                                  debentures, are supported by the full
                                  faith and credit of the United States.
                                  Other U.S. Government Securities issued
                                  or guaranteed by federal agencies or
                                  government-sponsored enterprises are
                                  not supported by the full faith and
                                  credit of the United States.  These
                                  securities include obligations
                                  supported by the right of the issuer to
                                  borrow from the U.S. Treasury, such as
                                  obligations of Federal Home Loan Banks,
                                  and obligations supported only by the
                                  credit of the instrumentality, such as
                                     Federal National Mortgage
                                  Association     bonds.



PCM GROWTH AND INCOME FUND

PCM Growth and Income Fund seeks capital growth and current income as its investment objectives. The Fund invests primarily in common stocks that offer potential for capital growth, current income, or both. The Fund may also purchase corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. government securities, if Putnam Management determines that their purchase would help further the Fund's investment objectives. The types of securities held by the Fund may vary from time to time in light of the Fund's investment objectives, changes in interest rates and economic and other factors. The Fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interest of the Fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The Fund may invest up to 20% of its assets in securities principally traded in foreign markets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The Fund may also hold a portion of its assets in cash or money market
instruments.  The Fund may     invest in both higher-rated and
lower-rated fixed-income securities. The risks associated with fixed income securities, including lower-rated fixed income securities (commonly known as "junk bonds"), are discussed below under "Common investment policies and techniques -- Lower-rated and other fixed income securities."

The Fund may also hold a portion of its assets in cash and money market instruments. The Fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

PCM Growth and Income Fund will generally be managed in a style similar to that of The Putnam Fund for Growth and Income.


PCM NEW OPPORTUNITIES FUND

PCM New Opportunities Fund seeks long-term capital appreciation. The Fund seeks its investment objective by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential. The Fund will generally invest in companies which Putnam Management identifies as offering the best prospects for long-term growth within a particular sector. Current dividend income is only an incidental consideration. The Fund invests primarily in common stocks, but may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the Fund's objective of capital appreciation. The Fund may invest up to 20% of its assets in foreign securities. For a discussion of the risks associated with foreign investing, see "Common investment policies and techniques -- Foreign investments." The Fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks
associated with them.  The Fund may         hold a portion of its
assets in cash and money market instruments. The Fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The sectors of the economy which offer above-average growth potential will change over time. At present, Putnam Management has identified the following sectors of the economy as having an above-average growth potential over the next three to five years:

    Personal Communications - cellular telephone, paging, personal communication networks;

    Media/Entertainment - cable television system operators, cable television network programmers, film entertainment providers, theme park operators, casino operators;

    Medical Technology/Cost-Containment - home and outpatient care, medical device companies, biotechnology, health care information services;

    Environmental Services - solid waste disposal, hazardous waste disposal, remediation services, environmental testing;

    Applied/Advanced Technology - database software, application software, networking software, computer systems integrators, information services companies;

    Personal Financial Services - specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies; and

    Value-oriented Consuming - retailers, restaurants, hotel chains and travel companies able to provide quality products or services at lower prices or offering greater perceived value than competitors.

In addition, the Fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, are expected to experience above-average growth.

The sectors described above represent Putnam Management's current judgment of the sectors of the economy which offer the most attractive growth opportunities. The Fund will not necessarily be invested in each of the seven market sectors at all times. Such sectors are likely to change over time and may include a variety of industries. Subject to the Fund's investment restrictions, the Fund may invest up to one-half of its assets in any one particular sector.

The Fund will invest in securities which Putnam Management believes offer above-average long-term growth opportunities. As a result of the Fund's long-term investment strategy, it is possible that the Fund's total return over certain periods may be less than that of other equity investment vehicles.

The Fund seeks to invest in companies that offer above-average growth prospects in their particular sector of the economy, without regard to the company's size. Companies in the Fund's portfolio will range from small, rapidly growing companies to larger, well-established firms. The securities of small to medium-sized companies often trade less frequently and in more limited volume, and may be subject to more abrupt or erratic price movements, than securities of larger, more established companies. Such companies may have limited product lines, markets, or financial resources, or may depend on a limited management group.

The Fund will normally emphasize investments in particular economic sectors. Although the Fund will not invest more than 25% of its assets in any one industry, the Fund's emphasis on particular sectors of the economy may make the value of the Fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the Fund's shares may fluctuate more than the value of shares of such an investment company.

PCM New Opportunities Fund will generally be managed in a style similar to that of Putnam New Opportunities Fund.



PCM VOYAGER FUND

PCM Voyager Fund seeks capital appreciation    as its investment
objective    .  It is designed for investors willing to assume
above-average risk in return for above-average capital growth potential. The Fund invests primarily in common stocks which Putnam Management believes have potential for capital appreciation that is significantly greater than that of
   the     market averages.  The Fund does not choose investments
for dividend and interest income. It may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the Fund's objective. The Fund may also hold a portion of its assets in cash and money market instruments and may invest up to 20% of its assets in foreign securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The Fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The Fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interest of the Fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The Fund generally invests a significant portion of its assets in the securities of smaller and newer issuers. These small- to medium-sized companies have a proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may fluctuate in value more than securities of larger, more established companies.

The Fund will also invest a portion of its assets in larger companies where opportunities for above-average capital appreciation appear favorable.

In seeking its objective, the Fund may borrow money to invest in additional portfolio securities. This technique, known as "leverage," increases the Fund's market exposure and risk. When the Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses.

The Fund will not always borrow money for investment. The extent to which the Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates.
Successful use of leverage depends on Putnam Management's ability to predict market movements correctly.

PCM Voyager Fund will generally be managed in a style similar to
   that of     Putnam Voyager Fund.

GENERAL

   The     Funds are generally managed in styles similar to other
open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart Funds invest, and consequently will not have identical portfolios or experience identical investment results.
COMMON INVESTMENT POLICIES AND TECHNIQUES

Defensive strategies

At times, Putnam Management may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Putnam Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, a Fund may invest without limit in cash or cash equivalents, money-market instruments, short-term bank obligations, high-rated fixed income securities or preferred stocks or invest in any other securities Putnam Management considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use such alternative strategies.

Portfolio turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." As a result of a Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains.
Portfolio turnover rates for the life of each Fund         are
shown in "Financial highlights."

Foreign investments

Each Fund may invest to the extent described above in securities principally traded in foreign markets. Each Fund may also purchase Eurodollar certificates of deposit without limitation. Since foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund's investments in certain foreign countries.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above are typically increased to the extent that a Fund invests in securities traded in lesser-developed and developing nations, which are sometimes referred to as "emerging markets."

A more detailed explanation of foreign investments, and the risks and special tax considerations associated with them, is included in the Statement of Additional Information.

Foreign currency exchange transactions

To the extent described above, certain of the Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. Putnam Management may engage in currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

A Fund may engage in transaction hedging to protect against a change in currency exchange rates between the date on which a Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the value of a dividend or interest payment in a particular currency. For that purpose, a Fund may purchase or sell a currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, a Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, a Fund may also purchase and sell call and put options on foreign currency futures contracts and on currencies.

A Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash reserves and short-term investments). For position hedging purposes, a Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Fund may also purchase or sell foreign currency on a spot basis.

A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

For a discussion of the risks associated with options and futures strategies in connection with a Fund's foreign currency exchange transactions, see "Risks related to options and futures strategies."

Options and futures

Futures and options on futures. Each Fund that may invest in futures and options, as described above, may, to the extent consistent with their investment objectives and policies, buy and sell index futures contracts ("index futures") for hedging purposes. An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund realizes a gain or loss. A Fund may also, to the extent consistent with its investment objectives and policies, buy and sell call and put options on index futures or on stock or bond indices in addition to or as an alternative to buying or selling index futures or, to the extent permitted by applicable law, to earn additional income. In addition, if a Fund's investment policies permit it to invest in foreign securities, such Fund may invest in futures and options on foreign securities, to the extent permitted by applicable law, as a substitute for direct investment in foreign securities.



Options. As described above, certain of the Funds may, to the extent consistent with their investment objectives and policies, seek to increase current return by writing covered call and put options on securities such Funds own or in which they may invest. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When a Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. Each Fund may also, to the extent consistent with its investment objectives and policies, buy and sell put and call options for hedging purposes and from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of the relevant Fund's assets.

Risks related to options and futures strategies

The use of futures and options involves certain special risks. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying bond or stock index, securities or currencies or of the securities or currencies that are the subject of a hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly. Other risks arise from a Fund's potential inability to close out its futures or options positions, and there can be no assurance that a liquid secondary market will exist for any future or option at any particular time. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit a Fund's ability to engage in futures and options transactions.
A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

Lower-rated and other fixed income securities

As described above,    PCM Growth and Income Fund     may invest
in lower-rated fixed income securities (commonly known as "junk bonds"). Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of
recognized rating agencies (Baa or         lower by Moody's and
BBB         or lower by S&P) or from unrated securities of
comparable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix to this Prospectus.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although Putnam Management considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Putnam Management's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earning prospects. Because of the greater number of investment considerations involved in investing in lower-rated securities, the achievement of a Fund's objectives depends more on Putnam Management's analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.

At times, a substantial portion of a Fund's assets may be invested in securities as to which the Fund, by itself or with other funds and accounts managed by Putnam Management and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default under such securities, a Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value.

Like those of other fixed   -    income securities, the values of
   such     lower-rated securities fluctuate in response to
changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a Fund's assets will generally decline. The magnitude of these fluctuations is generally greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating
services in their ratings of any fixed   -    income security and
in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.
Changes in the value of portfolio securities generally will not
affect    cash     income derived from such securities, but will
affect a Fund's net asset value.

Investors should carefully consider their ability to assume the risks of investing in a mutual fund which invests in lower-rated securities before allocating a portion of their insurance investment to a Fund that invests in such securities. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Putnam Management's ability than would be the case if the Fund were investing in securities in the higher rating categories.

Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Certain investment-grade securities in which a Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.



Securities loans, repurchase agreements and forward commitments

Each Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. Each
Fund         may also purchase securities for future delivery,
which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to
   the     Fund if the other party should default on its
obligation and    a     Fund is delayed or prevented from
recovering the collateral or completing the transaction.

HOW PERFORMANCE IS SHOWN

Each Fund's investment performance may from time to time be
included in advertisements about that Fund            "Yield    "
is calculated by dividing a Fund's annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. For this purpose, net investment income is calculated in accordance with SEC regulations and may differ from a Fund's net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. A Fund's current dividend rate is based on its net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "Common investment policies and techniques -- Investments in premium securities."


"Total return" for the one-, five- and ten-year periods (or for the life of a Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in such Fund. Total return may also be presented for other periods.

All data is based on a Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio, and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective or objectives and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be
greater than if the    limit     had not been in effect.

Performance information presented for the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable with respect to these insurance products. Insurance related charges and expenses are not reflected in the Funds' performance information and would reduce an investor's return under the insurance product.

For performance information through the Funds' most recent fiscal year, see "Investment Performance of the Trust" in the Statement of Additional Information.

HOW THE TRUST IS MANAGED

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Trust and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Trust's other affairs and business.

David L. King, Senior Vice President of Putnam Management and Vice President of the Trust, and Anthony I. Kreisel, Managing Director of Putnam Management and Vice President of the Trust, have had primary responsibility for the day-to-day management of PCM Growth and Income Fund's portfolio since 1993. Messrs. King and Kreisel have been employed by Putnam Management since 1983 and 1986, respectively.


Daniel L. Miller, Managing Director of Putnam Management and Vice President of the Trust, has had primary responsibility for the day-to-day management of PCM New Opportunities Fund's portfolio since 1994. Mr. Miller has been employed by Putnam Management since 1983.


Roland W. Gillis, Robert R. Beck and Charles H. Swanberg, each a Senior Vice President of Putnam Management and Vice President of the Trust, have had primary responsibility for the day-to-day management of PCM Voyager Fund's portfolio since 1995, 1995 and 1994, respectively. Mr. Gillis has been employed by Putnam Management since March, 1995. Prior to March, 1995, Mr. Gillis was Vice President of Keystone Custodian Funds, Inc. Messrs. Beck and Swanberg have been employed by Putnam Management since 1989 and 1984, respectively.

The Trust, on behalf of the Funds, pays all expenses not assumed by Putnam Management, including Trustees' fees and auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust also reimburses Putnam Management for the compensation and related expenses of certain officers of the Trust and their staff who provide administrative services to the Trust. The total reimbursement is determined annually by the Trustees.

General expenses of the Trust will be allocated among and charged to the assets of each Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund. Expenses directly charged or attributable to a Fund will be paid from the assets of that Fund.
        Total expenses, including management fees, for the fiscal year ended December 31, 1994, based on each Fund's average net assets, were:

  Total                                       Management
Expenses                                         Fees

PCM Growth and Income Fund                        0.62%           0.57%
        PCM New Opportunities Fund*               0.47%           0.45%
(commenced operations on May 1, 1994)
        PCM Voyager Fund                          0.71%           0.63%

On June 2, 1994, the shareholders of    PCM Growth and Income
Fund and PCM Voyager Fund     approved new management fees
payable to Putnam Management. If the new rates had been in effect for the entire year, management fees would have been the
following:          PCM Growth and Income Fund, 0.55%;
and PCM Voyager Fund, 0.66%.

       *     The total expenses and
             management fees shown
             above for PCM New
             Opportunities Fund
             reflect an expense
             limitation in effect
             for the period and are
             not annualized.  In
             the absence of the
             expense limitation in
             effect for the period,
             annualized total
             expenses and
             management fees would
             have been 1.00% and
             0.70%, respectively.



Putnam Management places all orders for purchases and sales of the securities of each Fund. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider, if permitted by law, sales of shares of the other Putnam funds as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Capital Manager Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust is an open-end, management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into eleven series of shares, each representing a separate investment portfolio which is being offered through separate accounts of various insurance companies. Each portfolio is managed as a
diversified investment company   offered by this prospectus    .
Shares vote by individual portfolio on all matters except (i) when required by the Investment Company Act of 1940, shares of all portfolios shall be voted in the aggregate, and (ii) when the Trustees have determined that the matter affects only the interests of one or more portfolios, only the shareholders of such portfolio or portfolios shall be entitled to vote.

Each share has one vote, with fractional shares voting proportionately. Shares of each of the portfolios are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the Funds may only be purchased by an insurance company's separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company's separate account how to vote the Fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

The Funds' Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, M.I.T.; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Principal and Managing Director, First Reserve Corporation; Elizabeth T. Kennan, President, Mount Holyoke College; Lawrence
J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive Vice President, Cabot Partners Limited Partnership; Donald S. Perkins,* Chairman of the Board and Director of Kmart Corporation and Director of various corporations, including AT&T and Time Warner Inc.; George Putnam, III,* President, New Generation Research, Inc.; Eli Shapiro, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, M.I.T.; A.J.C. Smith,* Chairman, Chief Executive Officer and Director, Marsh & McLennan Companies, Inc.; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Funds' Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the Trust, Putnam Management or Putnam Mutual Funds.

About Your Investment

SALES AND REDEMPTIONS

The Trust has an underwriting agreement relating to the Funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each Fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next
determined after receipt of an order       .  Orders for
purchases or sales of shares of a Fund must be received by
   your insurance company     before the close of regular trading
on the New York Stock Exchange    and transmitted promptly the
next day     in order to receive that day's net asset value.  No
fee is charged to a separate account when it redeems Fund shares.

Please check with your insurance company for Funds available under your variable annuity contract or variable life insurance policy. Certain Funds may not be available in your state due to various insurance regulations. Inclusion of a Fund in this Prospectus that is not available in your state is not to be considered a solicitation. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus.

Each Fund currently does not foresee any disadvantages to policyowners arising out of the fact that each Fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices.
In addition, the Trustees may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

EXCHANGE PRIVILEGE

A shareholder may exchange shares of any Fund in the Trust for shares of any other Fund in the Trust on the basis of their respective net asset values. Exchanges may not be made into portfolios of the Trust not offered by your variable annuity contract or variable life policy.

HOW THE TRUST VALUES ITS SHARES

The Trust calculates the net asset value of a share of each Fund by dividing the total value of the assets of the Fund, less liabilities, by the number of shares of the Fund outstanding. Shares are valued as of the close of regular trading on the New
York Stock Exchange each day the Exchange is open.         Fund
securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

        Each         Fund         will distribute any net
investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such Funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the
net asset value determined on the ex-dividend date       .

Each Fund intends to qualify each year as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Internal Revenue Service regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance separate accounts generally require that those portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Each of the Funds intends to comply with these requirements.

FINANCIAL INFORMATION

It is expected that owners of the variable annuity contracts and variable life insurance policies who have contract or policy values allocated to the Funds will receive an unaudited semi-annual financial statement and an audited annual financial statement for such Funds. These reports show the investments owned by each Fund and provide other relevant information about the Fund.

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the Trust and of other Putnam funds. Putnam Fiduciary Trust Company is the Trust's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the Trust's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds   ,     and Putnam
Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

APPENDIX

SECURITIES RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking, or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

Standard & Poor's Corporation

Bonds

AAA--Debt rated AAA has the highest rating assigned by Standard &
Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.
        Putnam Capital Manager Trust
One Post Office Square
Boston, MA 02109

Investment Manager

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

Investor Servicing Agent

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

Custodian

Putnam Fiduciary
Trust Company
One Post Office Square
Boston, MA 02109

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110

Independent Accountants

Price Waterhouse LLP
160 Federal Street
Boston, MA 02110